UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

HORIZON BANCORP, INC.

(Exact name of registrant as specified in its charter)

Indiana	000-10792	35-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Franklin Street

Michigan City, IN 46360

(Address of principal executive offices, including zip code)

(219) 879-0211

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	HBNC	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On May 25, 2021, Horizon Bank (“Horizon Bank”), a wholly owned subsidiary of Horizon Bancorp, Inc. (the “Company”), entered into a definitive purchase and assumption agreement (the “Purchase Agreement”) to acquire 14 TCF National Bank (“TCF”) branches in 11 Michigan counties with approximately $976 million in deposits and $278 million in associated loans, which are being divested by TCF Financial Corporation in connection with its merger with Huntington Bancshares Incorporated. The transaction, which is expected to be completed by the end of the third quarter of 2021, is subject to regulatory approval and other customary closing conditions and adjustments.

On May 25, 2021, the Company issued a press release announcing the signing of the Purchase Agreement and an investor conference call to discuss the transaction to be held on May 26, 2021 at 7:30 a.m. CT (8:30 a.m. ET). A copy of the press release and investor presentation are attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and are incorporated herein by reference.

The information contained herein, including the attached investor presentation, are furnished pursuant to this Item 8.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall the information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 25, 2021

99.2	Investor Presentation

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2021	HORIZON BANCORP, INC.

	By:	/s/ Mark E. Secor
Mark E. Secor,
Executive Vice President & Chief Financial Officer

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